UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 26, 2007

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000

(Registrant’s telephone number, including area code)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01.	Completion of Acquisition or Disposition of Assets

On March 26, 2007, Raytheon Company (the “Company”) completed the sale of its wholly owned subsidiary, Raytheon Aircraft Company (“RAC”), a manufacturer of business and special-mission aircraft, providing a wide variety of aviation products and services for businesses, governments and individuals, to Hawker Beechcraft Inc. for approximately $3.3 billion in cash.

The Company has issued a press release announcing the completion of the sale, a copy of which is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the sale of RAC described in Item 2.01 above, James E. Schuster, the Chief Executive Officer of RAC, resigned from his position as Executive Vice President of the Company effective as of March 26, 2007.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by Raytheon Company dated March 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date:	March 27, 2007	By: /s/ Jay B. Stephens
Jay B. Stephens
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Raytheon Company dated March 26, 2007.

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